UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          August 24, 2006
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-30575                 91-2032368
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 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


4991 CORPORATE DRIVE                                        HUNTSVILLE, AL 35805
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code    (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

         On August 24, 2006, Avocent Corporation, in a publicly disseminated press release, announced that it commenced its acquisition tender offer to all shareholders of LANDesk Group Ltd., following the ruling by the California Department of Corporations that Avocent's acquisition offer is fair to LANDesk shareholders. Avocent also announced that, based on the level of previously committed support from the principal LANDesk shareholders, Avocent expects to complete its initial closing of the acquisition of LANDesk shares on August 31, 2006. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.23 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number             Description of Exhibit
    --------------             ----------------------
    99.23                      Press release issued August 24, 2006

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVOCENT CORPORATION

Date: August 25, 2006
                                  By: /s/ Edward H. Blankenship
                                      ---------------------------------------
                                      Edward H. Blankenship
                                      Senior Vice President of Finance and
                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------
99.23                      Press release issued August 24, 2006